MODIFICATION AND EXTENSION AGREEMENT
                      ------------------------------------

DATE:                         August  24,  2006

HOLDER OF NOTE AND LIEN/
LENDER:                       The  Griffin Family Trust Under the Will of Gordon
                              M. Griffin, Deceased, and The Griffin Family Trust Under the Will of Irma H. Griffin, Deceased

HOLDER'S MAILING ADDRESS:     c/o Gordon M. Griffin, Jr.
                              2800  Northwood
                              Austin, Travis County, Texas 78703

OBLIGOR:                      RCI Holdings, Inc., a Texas corporation

OBLIGOR'S MAILING ADDRESS:    10959 Cutten Road
                              Houston, Harris County, Texas 77066

ORIGINAL OBLIGOR:             SK  &  BB  Holdings,  L.P.,  a  Texas  limited
                              partnership

ORIGINAL OBLIGOR'S
MAILING ADDRESS:              9010 N. IH 35, Suite 112
                              Austin, Travis County, Texas 78753

GUARANTOR:                    Rick's  Cabaret  International,  Inc.,  a  Texas
                              corporation

NOTE

     DATE:                         September 30, 2004

     ORIGINAL PRINCIPAL AMOUNT:    $600,000.00

     BORROWER:                     SK  &  BB  Holdings,  L.P.,  a  Texas limited
                                   partnership

     LENDER: The Griffin Family Trust Under the Will of Gordon M. Griffin, Deceased, and The Griffin Family Trust Under the Will of Irma
                                   H.  Griffin,  Deceased

     MATURITY DATE:                September 30, 2006

     The Note is incorporate herein as if written herein verbatim.

UNPAID PRINCIPAL AND
INTEREST ON NOTE:             Four  Hundred  Thousand  and  No/100  Dollars
                              ($400,000.00),  after  a  Two Hundred Thousand and
                              No/100  Dollars  ($200,000.00)  payment
                              contemporaneously  herewith

LIEN  DOCUMENTS:              Vendor's  Lien  in  Deed,  Deed of Trust (Security
                              Agreement,  Assignment  of  Leases,  Assignment of
                              Rents  and  Financing  Statement), and third party
                              Security  Agreement


                  Modification and Extension Agreement Page 1

PROPERTY (INCLUDING
ANY IMPROVEMENTS):            TRACT 1:     Lots 12 and 13, New City Block 16112,
                              WEIDNER ROAD BUSINESS PARK SUBDIVISION, a subdivision in the City of San Antonio, Bexar
                              County, Texas, according to the plat thereof recorded in Volume 6900, Page(s) 214, Deed and
                              Plat  Records  of  Bexar  County,  Texas.

                              TRACT  2:     Easement  Estate  created  in  that
                              certain Reciprocal Parking Agreement dated February 21, 2003, recorded in Volume 9842, Page
                              1395 of the Official Public Records of Real Property of Bexar County, Texas, over and across Lot 16, Block 1, New City Block 1645C, locally described as 5351-5355 Brewster.

EXTENDED MATURITY DATE
OF NOTE/EXTENDED TERM:   March 31, 2007

MODIFIED TERMS:          (1)  Contemporaneously  herewith,  the  Obligor  has
                              paid down on the original principal amount so that the current principal amount as of the date hereof is $400,000.00.

                         (2) The Maturity Date of the Note has been extended to on or before March 31, 2007 (the
                              Extended  Maturity  Date  of  Note).

                         (3) The Obligor has assumed the obligations contained in the Note and the Lien Documents securing the Note.

                         (4) During the Extended Term there shall be no prepayment of the Note in whole or in part, except that the Note may be prepaid in full only at any time from March 26, 2007 until the Extended Maturity Date.

                         (5) The Obligor's assumed obligations under the Note and the Lien Documents securing the Note is unconditionally guaranteed by Rick's Cabaret International, Inc. by separate guaranty.

                         (6) The Lender does hereby allow inferior liens against the Property so long as the Lender's liens are superior to any other liens placed against the Property.

ADDITIONAL TERMS:        (1)  The existing  collateral  securing  the  Note
                              shall remain in full force and effect and not affected by this Modification and Extension
                              Agreement  (this  "Agreement").

                         (2) Lender as the Owner and Holder of the Note and Liens does hereby agree and consent to the transfer of assets from the Original Obligor to the Obligor and additionally consents to the assumption of the Note by the Obligor.


                  Modification and Extension Agreement Page 2

                         (3)  Notwithstanding  the  foregoing  contained  in
                              item 2 above, the Original Obligor and all original guarantors shall remain fully liable for all of the obligations contained in the Note as modified herein and in the Lien Documents securing the Note.

     The Note is secured by liens against the Property. Whether Obligor is primarily liable on the Note or not, Obligor nevertheless agrees to pay the Note and comply with the obligations expressed in the Lien Documents. Original Obligor shall remain liable on the Note and the Lien Documents securing the Note.

     For value received, Obligor renews the Note and promises to pay to the order of Lender, according to the Modified Terms, the Unpaid Principal and Interest on Note. All unpaid amounts are due by the Extended Maturity Date of Note. Obligor also extends the liens described in the Lien Documents.

     The Note and the Lien Documents continue as written, except as provided in this Agreement.

     Obligor warrants to Holder of Note and Lien that the Note and the Lien Documents, as modified, are valid and enforceable and represents that they are not subject to rights of offset, rescission, or other claims.

     This Agreement may be executed in multiple counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument.

     When  the context requires, singular nouns and pronouns include the plural.


                                        OBLIGOR:

                                        RCI HOLDINGS, INC.

                                        By: /s/ Eric Langan
                                           -------------------------------------
                                                Eric Langan, President


                                        ORIGINAL OBLIGOR:

                                        SK & BB HOLDINGS, L.P.,
                                        a Texas limited partnership

                                        By:     SK & BB-GP, LLC,
                                                a Texas limited liability
                                                company, its General Partner

                                        By:     /s/ Spiridon E. Karamalegos
                                                --------------------------------
                                                Spiridon E. Karamalegos, Manager

                                        By:     /s/ Behzad Bahrami
                                                --------------------------------
                                                Behzad Bahrami, Manager


                  Modification and Extension Agreement Page 3

                                        LENDER:

                                        THE  GRIFFIN  FAMILY  TRUST  UNDER  THE
                                        WILL OF GORDON M. GRIFFIN, DECEASED, AND
                                        THE  GRIFFIN FAMILY TRUST UNDER THE WILL
                                        OF  IRMA  H.  GRIFFIN,  DECEASED

                                        By:     /s/ Gordon M. Griffin, Jr.
                                                --------------------------------
                                                Gordon M. Griffin, Jr., Trustee


STATE OF TEXAS                Sec.
                              Sec.
COUNTY OF                     Sec.
          ---------------

     This instrument was acknowledged before me on the _____ day of August, 2006, by Gordon M. Griffin, Jr., Trustee of The Griffin Family Trust Under the Will of Gordon M. Griffin, Deceased, and The Griffin Family Trust Under the Will of Irma H. Griffin, Deceased.


                                         ---------------------------------------
                                         NOTARY PUBLIC, STATE OF TEXAS


                  Modification and Extension Agreement Page 4

STATE OF TEXAS                Sec.
                              Sec.
COUNTY OF                     Sec.
          ---------------

     This instrument was acknowledged before me on the _____ day of August, 2006, by Eric Langan, President of RCI Holdings, Inc., a Texas corporation, on behalf of said corporation.


                                         ---------------------------------------
                                         NOTARY PUBLIC, STATE OF TEXAS


STATE OF TEXAS                Sec.
                              Sec.
COUNTY OF                     Sec.
          ---------------

     This instrument was acknowledged before me on the _____ day of August, 2006, by Spiridon E. Karamalegos, Manager of SK & BB-GP, LLC, a Texas limited liability company, General Partner, on behalf of SK & BB Holdings, L.P., a Texas limited partnership.


                                         ---------------------------------------
                                         NOTARY PUBLIC, STATE OF TEXAS


STATE OF TEXAS                Sec.
                              Sec.
COUNTY OF                     Sec.
          ---------------

     This instrument was acknowledged before me on the _____ day of August, 2006, by Behzad Bahrami, Manager of SK & BB-GP, LLC, a Texas limited liability company, General Partner, on behalf of SK & BB Holdings, L.P., a Texas limited partnership.


                                         ---------------------------------------
                                         NOTARY PUBLIC, STATE OF TEXAS



AFTER RECORDING RETURN TO:

Thomas D. Fritz
Fritz, Byrne, Head & Harrison, LLP
98 San Jacinto Blvd., Suite 2000
Austin, TX 78701-4039


                  Modification and Extension Agreement Page 5